UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2022

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

South Dakota	0-23246	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	DAKT	Nasdaq Global Select Market
Preferred Stock Purchase Rights	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The purpose of this amendment to the Current Report on Form 8-K filed by Daktronics, Inc. with the Securities and Exchange Commission on December 7, 2022 (the "Form 8-K") is to clarify the disclosure in Item 5.02(d) of the Form 8-K, and the following Item 5.02(d) replaces Item 5.02(d) of the Form 8-K in is entirety.

Section 5 - Corporate Governance and Management
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On December 7, 2022, the Board of Directors of Daktronics, Inc. (the "Company") expanded the size of the Board to eight members and appointed Howard I. Atkins as the eighth director and as a member of the Board's Compensation Committee. Mr. Atkins was appointed to the Board pursuant to the Cooperation Agreement dated as of July 23, 2022 between the Company and Prairieland Holdco, LLC and its affiliates, including Andrew Siegel, who is a member of the Company's Board of Directors.
Section 9 – Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits:
(d) Exhibits. The following exhibit is filed or furnished (as indicated) as part of this Form 8-K/A.

10.1 Cooperation Agreement dated July 23, 2022 by and between the Company and Prairieland Holdco, LLC (Incorporated by reference to Exhibit 10.1 filed with the Company's Current Report on Form 8-K filed on July 27, 2022) (filed).
99.1 Press Release dated December 7, 2022 (Incorporated by reference to Exhibit 99.1 filed with the Company's Current Report on Form 8-K filed on December 7, 2022) (furnished).
101 Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
104 Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Sheila M. Anderson
Sheila M. Anderson, Chief Financial Officer
Date: December 12, 2022